Exhibit 10.13

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

此借款本票 (以下称“本票”) 并没有按照美国 1933 年证券法 (以下称“证券法”)进行注册。 此本票只是出于投资目的并且在没有按照证券法注册销售或者在不要求注册的情况下没有形式、范畴、以及实质内容都让公司满意的法律意见时不可以被出售、转让。

PROMISSORY NOTE

借款本票

Principal Amount: $300,000	Dated as of August 21, 2019 New York, New York
本金: 30 万美金	日期: 2019 年 8 月 21 日
纽约州纽约市

Brilliant Acquisition Corporation, a British Virgin Islands business company (the “Maker”), promises to pay to the order of Nisun Investment Holding Limited or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of Three Hundred Thousand Dollars ($300,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

Brilliant Acquisition Corporation, 一个英属弗吉尼亚群岛公司 (以下称“出票人”), 承诺按照 Nisun Investment Holding Limited 或者其注册受让人或者继任人 (以下称“收款人”) 付款, 或者以美国合法货币按照以下规定的条款和条件支付 30 万美金的本金。 此本票的所有付款应该以立即可用资金的支票或者电汇或者其它出票人决定的方式支付给收款人以书面通知按照此本票条款随时制定的账户。

1. Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) December 31, 2019 or (ii) the date on which Maker consummates an initial public offering of its securities (the “Maturity Date”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

本金。 此本票的未付本金应该在以下日期中的最早日期由出票人支付: (i) 2019 年 12 月 31 日, (ii) 出票人的证券开始首次公开发行的日期 (以下称“到期日”) 未付本金可以在到期前的任何时间支付。任何个人, 包括出票人的管理层、董事、雇员、或者股东在任何情况下没有个人义务承担出票人在此本票下的义务或者责任。

2. Interest. No interest shall accrue on the unpaid principal balance of this Note.

利息。 本票下的未付本金没有利息。

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

付款的应用。 所有的付款首先全部用来支付追偿此本票欠款 有关的费用, 包括 (但不限于) 合理的律师费用, 然后限于支付所有的延迟付款费用, 最后用来支付此本票未付本金。

4. Events of Default. The following shall constitute an event of default (“Event of Default”):

违约事件。 以下构成违约事件(以下称“违约事件”):

(a) Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within five (5) business days of the Maturity Date.

未能支付应付款项。 出票人未能在到期日后的 5 个工作日内支付此本票下应付的本金。

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

自愿破产。出票人按照有关破产、资不抵债、重组、重新改造或者类似法律开始自愿破产程序, 同意由出票人的破产接管人、清算人、受让人、受托人、监管人、查封人 (或者其它类似的人员) 的委派, 对出票人财产或大部分财产的接管, 对债权人权益的转让, 在债务到期时未能支付, 或者出票人采取行动促进以上情况的实现。

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

非自愿破产。 出票人所在地有管辖权的法院在破产案件中按相关破产法、倒闭法、或者其它类似法律对出票人做出判决或者决定, 指定出票人或者其主要部分财产的破产接管人、清算人、受让 人、受托人、监管人、查封人 (或者其它类似的人员) , 或者判决出票人运营的停业清理或者清算, 并且以上任何判决或者指令未停滞且其效力超过 60 天。

5. Remedies. 救济措施。

(a) Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

在以上 5 (a) 条规定的违约事件发生后, 收款人可以通过书面通知给出票人宣布此本票立即到期并需要被支付, 所有此本票下未付的本金和其它应付款项因此立即到期并需要被支付, 无需任何类型的陈

述、要求、抗议、或者其它通知, 所有这些都被明确豁免, 即使有任何与此相反的事项或者文件。

(b) Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

在以上 5(b) 和 5(c)条发生的违约事件之后, 所有此本票下未付的本金和其它应支付的款项在为经过收款人任何行动时都应自动和立即到期并且被支付。

6. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

豁免。 此本票的出票人和所有背书人、保证人、和担保人豁免了任何关于与此本票有关的付款、要求付款、非诚信通知、抗议、和抗议通知的陈述, 所有收款人按照此本票提起程序的错误、瑕疵和不足, 所有已有和未来的免除对任何不动产、动产、任何销售该财产的收入的扣押、征收、和强行拍卖、或者停滞执行、民事程序豁免、延期付款的法律带给出票人的获利; 出票人同意, 任何根据判决或者执行令可以被征收的不动产可以依照收款人的意愿整体或者部分被出售。

7. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

无条件义务。 出票人在此豁免了所有与递送、接收、履行、违约、和执行此本票付款的所有通 知, 并且同意其义务是无条件的, 无论其它方的义务如何, 并且不以任何形式受到任何收款人给予的有关 此本票付款或者其它任何条款的延期、宽限、 更新、豁免、或者变更的影响, 同意其它出票人、背书人、担保人、和保证人可以在未通知出票人或者影响出票人义务的情况下成为此本票的一方。

8. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

通知。所有的此本票要求或者约定通知、声明、或者其它文件必须以书面的形式递送到: (i) 人力亲自递送或者以传真或者电子邮件的形式书面递送到指定地址, (ii) 传真到合同方最近提供的号码或者是合同方书面指定的地址或者传真号码; (iii) 电子邮件递送到合同方最近提供的电子邮件地址或者其它该合同方书面指定的电子邮件地址。 任何通知或者是其它沟通如果以如果以人力亲自递送的应该被视为在递送日递送, 如果以传真或者电子邮件在收到书面确认的第二个工作日递送; 如果以邮寄递送, 应当被视为在次日快递服务递送后的一个工作日递送或者邮件寄出后 5 日递送。

9. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE BRITISH VIRGIN ISLANDS, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

解释。 此本票应该按照英属弗吉尼亚群岛的法律来解释和执行, 无论冲突法的规定。

10. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

可分性。 此本票中包含的任何条款被任何法域认定为被禁止的或者不可实施, 在该法域中无效的条款仅限于此条款的无效或不可实施而并不能使其它条款无效; 条款在任何法域被禁止或者不可实施并不能使本条款在任何其它法域无效或不可实施。

11. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account to be established in which the proceeds of the initial public offering (the “IPO”) to be conducted by the Maker (including the deferred underwriters discounts and commissions) and the proceeds of the sale of the unit to be issued in a private placement to occur prior to the closing of the IPO are to be deposited, as described in greater detail in the registration statement and prospectus to be filed with the Securities and Exchange Commission in connection with the IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

信托豁免。 即使有相反条款, 收款人豁免了对出票人首次公开发行 (以下称“IPO”) 收入 (包括延迟支付的保荐人折扣和佣金) 以及在 IPO 结束之前私募中证券销售的收入而建立的信托账户资金的分配和进出的任何权利、所有权、利益和任何类型的权利主张 (以下称“权利主张”) , 并且同意对信托账户不以 任何理由为基础行使追索权、追偿、付款、或者就任何权利主张要求索赔。 关于 IPO 收入的细节请参见提交给美国证券交易委员会的注册声明和招股说明书。

12. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

修改; 豁免。 任何对此本票的修改或者豁免可以并且只能通过出票人和收款人的书面同意进行。

13. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

转让。 任何合同方在未经过另一方书面同意时对此本票或此本票下的转让 (依据法律或者其它) 或者任何未经过必需的同意的试图转让是无效的。

[Signature page follows]

以下是签字页

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

Brilliant Acquisition Corporation

BY:	/s/ Chaunwei Chen
	Name:	Chaunwei Chen
	Title:	Chief Executive Officer, Director

PROMISSORY NOTE EXTENSION AGREEMENT

Principal Amount: $300,000.00	Date: December 31, 2019

This Promissory Note Extension Agreement, (hereinafter referred to as the “Extension Agreement,”) is made effective as of December 31, 2019, by and between Brilliant Acquisition Corporation, a company incorporated in the British Virgin Islands (“Maker”), and Nisun Investment Holding Limited, a company incorporated in the British Virgin Islands, or its successors or assigns (“Holder”);

WHEREAS, Maker and Holder have entered into a Promissory Note date August 21, 2019 for the amount of Three Hundred Thousand Dollars ($300,000), hereinafter referred to as the “Note”. The Note was due and payable on December 31, 2019;

WHEREAS, Maker and Holder desire to enter into this Extension Agreement, and to make it effective as of December 31, 2019, for the amount of Three Hundred Thousand Dollars ($300,000), hereinafter referred to as the “Note”. The Note is due and payable on a date that is on the earlier of: (i) June 30, 2020 or (ii) the date on which Maker consummates an initial public offering of its securities (the “Maturity Date”).;

WHEREAS, Maker and Holder desire to enter into this Extension Agreement in order to extend the date when all the outstanding principal and accrued and unpaid interest is due and payable to June 30, 2020.

NOW, THEREFORE, it is duly agreed by both Maker and Holder to extend the due date of the Note to June 30, 2020. All other provisions of the original Note shall prevail unless otherwise written.

IN WITNESS WHEREOF, the undersigned Maker and Holder have duly executed this Extension Agreement, extending the due date of the Note as of the day and year first written above.

MAKER:

Brilliant Acquisition Corporation

By:	/s/ Chuanwei Chen
Name:	Mr. Chuanwei Chen
Title:	Chief Executive Officer

HOLDER:

Nisun Investment Holding Limited

By:	/s/ Bodang Liu
Name:	Mr. Bodang Liu
Title:	President